Schwab Capital Trust
Schwab Balanced Fund

Portfolio Holdings as of July 31, 2021 (Unaudited)
The following are the portfolio holdings as of the report date. For more information, please refer to the fund’s semiannual or annual shareholder reports. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 98.7% of net assets

Equity Funds 60.7%
Large-Cap 50.7%
Laudus U.S. Large Cap Growth Fund *	3,554,625	121,283,812
Schwab Core Equity Fund	9,574,558	271,438,726
		392,722,538
Small-Cap 10.0%
Schwab Small-Cap Equity Fund	3,411,431	77,234,792
		469,957,330

Fixed-Income Fund 36.2%
Intermediate-Term Bond 36.2%
Schwab U.S. Aggregate Bond Index Fund	26,435,316	280,478,699

Money Market Fund 1.8%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	13,714,350	13,718,464
Total Affiliated Underlying Funds
(Cost $588,909,632)		764,154,493
Security	Number of Shares	Value ($)
Unaffiliated Underlying Fund 1.3% of net assets

Money Market Fund 1.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (a)	10,060,041	10,060,041
Total Unaffiliated Underlying Fund
(Cost $10,060,041)		10,060,041
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended July 31, 2021:
Affiliated Underlying Funds	Value at 10/31/20	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 07/31/21	Balance of Shares Held at 07/31/21	Distributions Received*
Laudus U.S. Large Cap Growth Fund	$89,442,175	$17,278,850	($10,090,000)	$222,861	$24,429,926	$121,283,812	3,554,625	$4,989,675
Schwab Core Equity Fund	196,093,026	28,771,565	(10,680,000)	161,577	57,092,558	271,438,726	9,574,558	10,120,075
Schwab Small-Cap Equity Fund	59,916,522	3,848,454	(14,960,000)	2,030,868	26,398,948	77,234,792	3,411,431	133,454
Schwab U.S. Aggregate Bond Index Fund	214,337,213	68,665,274	—	—	(2,523,788)	280,478,699	26,435,316	4,147,376
Schwab Variable Share Price Money Fund, Ultra Shares	10,216,799	3,502,836	—	—	(1,171)	13,718,464	13,714,350	2,885
Total	$570,005,735	$122,066,979	($35,730,000)	$2,415,306	$105,396,473	$764,154,493		$19,393,465
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

At July 31, 2021, all of the fund’s investment securities were classified as Level 1. Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Balanced Fund
Notes to Portfolio Holdings

Under procedures approved by the fund’s Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Mutual funds: Mutual funds are valued at their respective net asset values (NAVs).
•  Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and mutual funds. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the underlying securities held by an underlying fund.
•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•  Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
REG46831JUL21
2